UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21532

Frank Funds

(Exact Name of Registrant as Specified in Charter)

6 Stacy Court, Parsippany, NJ  07054

(Address of Principal Executive Offices)  (Zip Code)

Alfred C. Frank, Frank Capital Partners LLC

6 Stacy Court, Parsippany, NJ  07054

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

312 Walnut Street, 14th Floor, Cincinnati, Ohio  45202

Registrant’s Telephone Number, including Area Code:  973-887-7698

Date of fiscal year end: June 30

Date of reporting period: June 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

FRANK VALUE FUND

June 30, 2007

Frank Capital Partners LLC

Frank Value Fund

www.frankfunds.com

Ph: 973.887.7698

Toll Free: 866.706.9790

June 30, 2007 NAV:13.61

Fiscal Year 2007

To our fellow shareholders,

The Frank Value Fund completed its 2007 fiscal year, which is the period from July 1, 2006 to June 30, 2007. During this period, the Fund returned 25.41% compared to 20.59% for the S&P 500 Index.

The return of the Fund outpaced that of the S&P 500 during this period due to the outperformance of several companies. We purchased shares of Microsoft in the summer of 2006 when they sold off dramatically. Despite negative perceptions, the software firm retains a dominant position in the marketplace with its Windows operating system and Office suite of programs. We have a moderate gain on the shares and continue to hold them, as we believe they are still quite undervalued.

The common stock of CDW Corp, Freescale Semiconductor, and Washington Group all received buyout offers during the fiscal year. The Fund had substantial gains in these stocks before the offers, so the added appreciation pushed these positions to significant outperformance. During the fiscal year, we realized a 55% gain on CDW, 37% on Freescale Semiconductor, and 59% on Washington Group.

Other strong performers posted gains because of strong operational results. One such position, Mirant, is an independent producer of electricity that emerged from a protracted bankruptcy restructuring in January 2006. Buying attractive companies after they have emerged from bankruptcy is one of the special situation investment strategies employed by the Fund’s portfolio managers. The stigma of insolvency, selling by a firm’s former creditors, and a lack of research coverage by Wall Street often conspire to create a cheap stock price in such companies. Additionally, the large debts that caused the bankruptcy in the first place are often dramatically reduced. In the case of Mirant, the core business was strong and growing. Mirant notched a 59% gain for the Fund during the fiscal year.

On the losing side, our investment in Meade Instruments continued to underperform. This producer of telescopes and riflescopes is a leader in its market and is a strong brand. However, mismanagement, supply and sourcing problems, and foreign competition led to a cheap stock price, which is what attracted your portfolio managers. The belief was that new management, a strong new product line, and shareholder activism from hedge fund managers would help turn the company around. However, after years of holding the stock, the strong balance sheet that provided the margin of safety in this investment was eroded and prospects for a rebound in operating income appear remote. The Fund exited its position in Meade, on which it lost 12% during the fiscal year.

Another poor performer was IDT Corp. This conglomerate primarily operates in the telecommunications sector, with various other smaller businesses. A talented entrepreneur named Howard Jonas founded IDT and achieved admirable results in its early years. However, intense competition hurt IDT. The company’s wholesale telecommunications services and calling card divisions performed poorly. IDT’s shares seemed attractive because it had roughly $1 billion of cash on its balance sheet. However, despite the efforts of Jonas and CEO Jim Courter and some success in the media business, operations have not improved. The portfolio managers changed their opinion and viewed this situation as a “value trap,” where a seemingly cheap stock becomes cheaper because the underlying business destroys value. The Fund exited its IDT position, resulting in a 2.25% gain during the fiscal year. Happily, although our thesis did not play out, our cheap initial purchase price protected us on the downside. This example  highlights the strengths of value investing.

At the end of the fiscal year, the markets advanced strongly, resulting in few new investment opportunities. In fact, your portfolio managers were selling much more often than buying. Our cash remains available to be deployed when good companies become available in the market at cheap prices.

Thank you for your investment. We look forward to continue working with you.

Sincerely,

Alfred and Brian Frank

Frank Value Fund Portfolio Managers

AVERAGE ANNUAL RATE OF RETURN (%)

FOR YEAR ENDED JUNE 30, 2007

	1 Year	Since Inception (7/21/2004)
Frank Value Fund	25.41%	13.76%
S&P 500 Index	20.59%	13.12%

20,000
15,000
10,000
5,000
0
Frank Value Fund
S&P 500 Index
$14,614
$14,405
Inception Date: 7/21/2004
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07

This chart assumes an initial investment of $10,000 made on 7/21/2004 (commencement of operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data

FRANK VALUE FUND

           PORTFOLIO ANALYSIS

              JUNE 30, 2007 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Utilities
2.48%
Basic Materials
2.38%
Technology
14.60%
Cash Equivalents
20.15%
Consumer Goods
1.73%
Services
28.95%
Financial
23.67%
Industrial Goods
3.42%
Healthcare
2.62%

	Frank Value Fund
	Schedule of Investments
	June 30, 2007

Shares		Value

COMMON STOCKS - 80.09%

Air Transportation, Scheduled - 1.95%
885	Pinnacle Airlines Corp. *	$ 16,594

Apparel & Other Finished Products - 1.77%
742	True Religion Apparel, Inc. *	15,085

Cable & Other Pay Television Services - 4.21%
714	Liberty Global, Inc. - Class A *	29,303
168	Liberty Global, Inc. - Series C *	6,602
		35,905
Concrete, Gypsum & Plaster Products - 3.51%
610	USG Corp. *	29,914

Crude Petroleum & Natural Gas - 2.44%
1,745	Harvest Natural Resources, Inc. *	20,783

Electric Services - 2.54%
508	Mirant Corp. *	21,666

Electronic Computers - 4.54%
1,355	Dell, Inc. *	38,685

Finance Services - 5.68%
792	American Express Co.	48,454

Fire, Marine & Casualty Insurance - 15.45%
275	Arch Capital Group Ltd. *	19,949
31	Berkshire Hathaway, Inc. - Class B *	111,755
		131,704
Personal Credit Institutions - 3.15%
694	First Marblehead Corp.	26,816

Retail-Home Furniture, Furnishings & Equipment Stores - 2.51%
595	Bed Bath & Beyond, Inc. *	21,414

Retail-Radio, TV & Consumer Electronics - 2.28%
417	Best Buy Co., Inc.	19,461

Retail-Variety Stores - 3.57%
632	Wal-Mart Stores, Inc.	30,406

Semiconductors & Related Devices - 3.66%
1,313	Intel Corp.	31,171

Services-Business Services - 4.38%
1,791	Western Union Co.	37,307

Services-Computer Programming - 2.58%
711	Computer Programs & Systems, Inc.	22,027

Services-Help Supply Services - 2.57%
949	Labor Ready, Inc. *	21,931

Services-Medical Laboratories - 2.68%
443	Quest Diagnostics, Inc.	22,881

Services-Prepackaged Software - 6.79%
1,963	Microsoft Corp.	57,850

Water Transportation - 3.83%
5,087	Rand Logistics, Inc. *	32,760

TOTAL FOR COMMON STOCKS (Cost $595,079) - 80.09%		$ 682,814

WARRANTS - 1.80%
8,069	Rand Logistics, Inc. *	$ 15,331

TOTAL FOR WARRANTS (Cost $15,833) - 1.80%		$ 15,331

SHORT TERM INVESTMENTS - 20.68%
176,291	First American Treasury Obligations Fund Class A 4.64% ** (Cost $176,291)	176,291

TOTAL INVESTMENTS (Cost $787,203) - 102.57%		$ 874,436

LIABILITIES IN EXCESS OF OTHER ASSETS - (2.57)%		(21,876)

NET ASSETS - 100.00%		$ 852,560

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at June 30, 2007.
The accompanying notes are an integral part of these financial statements.

Frank Value Fund
Statement of Assets and Liabilities
June 30, 2007

Assets:
Investments, at Value (Cost $787,203)	$ 874,436
Receivables:
Interest	604
Total Assets	875,040
Liabilities:
Payables:
Securities Purchased	21,422
Accrued Management Fees	1,058
Total Liabilities	22,480
Net Assets	$ 852,560

Net Assets Consist of:
Paid In Capital	$ 695,730
Accumulated Undistributed Realized Gain on Investments	69,598
Unrealized Appreciation in Value of Investments	87,232
Net Assets, for 62,662 Shares Outstanding	$ 852,560

Net Asset Value Per Share	$ 13.61

The accompanying notes are an integral part of these financial statements.

Frank Value Fund
Statement of Operations
For the year ended June 30, 2007

Investment Income:
Dividends (net of foreign tax withheld of $5)	$ 3,234
Interest	3,181
Total Investment Income	6,415

Expenses:
Advisory Fees (Note 3)	10,053
Total Expenses	10,053

Net Investment Loss	(3,638)

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	83,399
Net Change in Unrealized Appreciation on Investments	73,071
Net Realized and Unrealized Gain on Investments	156,470

Net Increase in Net Assets Resulting from Operations	$ 152,832

The accompanying notes are an integral part of these financial statements.

Frank Value Fund
Statements of Changes in Net Assets

	For the Years
	Ended
	6/30/2007	6/30/2006
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (3,638)	$ (1,240)
Net Realized Gain on Investments	83,399	25,472
Unrealized Appreciation (Depreciation) on Investments	73,071	(1,489)
Net Increase in Net Assets Resulting from Operations	152,832	22,743

Distributions to Shareholders:
Net Investment Income	0	0
Realized Gains	(28,957)	(8,518)
Total Dividends and Distributions Paid to Shareholders	(28,957)	(8,518)

Capital Share Transactions (Note 5)	229,725	214,013

Total Increase	353,600	228,238

Net Assets:
Beginning of Year	498,960	270,722

End of Year (Including Undistributed Net Investment Loss of $0
and $0, respectively)	$ 852,560	$ 498,960

The accompanying notes are an integral part of these financial statements.

Frank Value Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

			Period *
	For the Years Ended		Ended
	6/30/2007	6/30/2006	6/30/2005

Net Asset Value, at Beginning of Year	$ 11.36	$ 10.76	$ 10.00

Income From Investment Operations:
Net Investment Loss **	(0.07)	(0.04)	(0.05)
Net Gain on Securities (Realized and Unrealized)	2.90	0.92	0.81
Total from Investment Operations	2.83	0.88	0.76

Distributions from Net Realized Gains	(0.58)	(0.28)	0.00

Net Asset Value, at End of Year	$ 13.61	$ 11.36	$ 10.76

Total Return ***	25.41%	8.30%	7.60%	****

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 853	$ 499	$ 271
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	*****
Ratio of Net Investment Loss to Average Net Assets	(0.54)%	(0.35)%	(0.49)%	*****
Portfolio Turnover	72.06%	45.25%	18.20%

* For the Period July 21, 2004 (commencement of investment operations) through June 30, 2005
** Per share net investment income has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends.
**** Not Annualized
***** Annualized
The accompanying notes are an integral part of these financial statements.

FRANK VALUE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2007

Note 1. Organization

Frank Value Fund (the “Fund”), is a non-diversified series of the Frank Funds (the “Trust”), an open-end regulated investment company that was organized as an Ohio business trust on February 12, 2004. The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series, each series representing a distinct fund with its own investment objective and policies.  At present, there is only one series authorized by the Trust.  Frank Capital Partners LLC is the adviser to the Fund (the “Adviser”).  The Fund’s investment objective is to provide long-term capital appreciation. The Fund’s principal investment strategy is value investing.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Financial Futures Contracts   The Fund may invest in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in market values or interest rates.  Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit).  Subsequent payments, known as “variation margin” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the security.  The fund recognizes a gain or loss equal to the daily variation margin.  Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Share Valuation- The price (net asset value) of the shares of the Fund is normally determined as of 4:00 p.m., Eastern time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Security Transaction Timing- Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Income Taxes- The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.

Note 2. Summary of Significant Accounting Policies (continued)

New Accounting Pronouncements- In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized.  These tax positions must meet a “more likely than not” standard that based on their technical merits, they have a more than 50 percent likelihood of being sustained upon examination.  FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006.  At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”.  The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements.  The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).  The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied.  At this time, management is evaluating the implications of FAS 157, and the impact, if any, of this standard on the Fund’s financial statements has not yet been determined.

Distributions to Shareholders-   The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date. See Note 7.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

Other- Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

Note 3. Investment Management Agreement

The Trust has a Management Agreement with the Adviser. Under the terms of the Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all its officers and employees that serve as officers and trustees of the Trust.  The Adviser pays all ordinary operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any indirect expenses (such as expenses incurred by other investment companies in which the Fund invests) and extraordinary expenses. For its services and the payment of Fund ordinary operating expenses, the Adviser receives an annual investment management fee of 1.50% of the average daily net assets of the Fund. For the year ending June 30, 2007, the Adviser earned a fee of $10,053 from the Fund. As of June 30, 2007 the Fund owed the Adviser $1,058.

Note 4. Related Party Transactions

Alfred C. Frank and Brian J. Frank are the control persons of the Adviser. Alfred Frank also serves as a trustee and officer of the Trust. Brian Frank also serves as an officer of the Trust. Both Alfred Frank and Brian Frank receive benefits from the Adviser resulting from management fees paid to the Adviser by the Fund.

Note 5. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares of separate series.  The total paid-in capital as of June 30, 2007 was $695,730.  Transactions in capital were as follows:

	Year Ended 2007		Year Ended 2006

	Shares	Amount	Shares	Amount
Shares sold	16,403	200,768	18,002	$205,495
Shares reinvested	2,333	28,957	771	8,518
Shares redeemed	-	-	-	-
	18,736	$229,725	18,773	$214,013

Note 6. Investment Transactions

For the year ended June 30, 2007, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $502,225 and $432,790 respectively.

Note 7. Tax Matters

For Federal income tax purposes, the cost of investments owned at June 30, 2007 was $ 787,203.

On December 27, 2006 a distribution of $.58 per share was declared.  The distribution was paid on December 27, 2006 to shareholders of record on December 26, 2006.

The tax character of the distribution paid was as follows:

Distributions paid from:
Ordinary income	$7,252
Long term capital gain	21,705
$28,957

At June 30, 2007, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	Depreciation	Net Appreciation(Depreciation)
$92,879	($5,647)	$87,232

As of June 30, 2007 the components of distributable earnings on a tax basis were as follows:

Undistributed net investment loss	$(4,877)
Undistributed realized gain	74,475
Accumulated Undistributed Realized Gains	$69,598

Unrealized appreciation	$87,232

Note 8. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2007, members of the family of Alfred and Brian Frank owned approximately 34% of the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees

Frank Value Fund

A Series of the Frank Funds

We have audited the accompanying statement of assets and liabilities of Frank Value Fund, (the "Fund"), a series of the Frank Funds (the “Trust”), including the schedule of investments, as of June 30, 2007 and the related statements of operations for the year then ended, changes in net assets for the two years then ended, and the financial highlights for the period July 21, 2004 (commencement of investment operations) through June 30, 2007.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities and cash owned as of June 30, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Frank Value Fund, a series of the Frank Funds, as of June 30, 2007, the results of its operations for the year then ended, the changes in its net assets for the two years then ended and the financial highlights for the period July 21, 2004 (commencement of investment operations) through June 30, 2007 in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania	Sanville & Company
August 20, 2007

Frank Value Fund
Expense Illustration
June 30, 2007 (Unaudited)

Expense Example

As a shareholder of the Frank Value Fund, you incur ongoing costs which typically consist, solely of management fees.
This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 through June 30, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	January 1, 2007	June 30, 2007	January 1, 2007 to June 30, 2007

Actual	$1,000.00	$1,104.71	$7.83

Hypothetical (5% Annual Return before expenses)	$1,000.00	$1,017.36	$7.50

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FRANK VALUE FUND

ADDITIONAL INFORMATION

JUNE 30, 2007 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position, Term of Office & Length of Time Served	Principal Occupations During Past 5 Years and Current Directorships
Matthew D.L. Deutsch Year of Birth: 1981	Trustee; Indefinite; Since June 2004.

CEO of Deutsch & Thomas, Inc., a seller of professional business plans, from 2005 to present, Investment Strategist and Director, M.D.L. Deutsch and Company, an investment management company, February 2003 to September 2005; Student, New York University, Economics major, August 2000 to May 2004.

Jason W. Frey Year of Birth: 1979	Trustee; Indefinite; Since June 2004.

Product Developer, Metavente Corporation (f.k.a Prime Associates, Inc), a banking software development company, September 2002 to present; Student, Stevens Institute of Technology, Hoboken, NJ, September 1997 to May 2002.

Jenny Roberts Year of Birth: 1948	Trustee; Indefinite; Since June 2004.	Private investor 2006 to present, Member, New York Stock Exchange, April 1999 to March 2006.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, and Age	Position, Term of Office & Length of Time Served	Principal Occupations During Past 5 Years and Current Directorships
Alfred C. Frank[1] Year of Birth: 1979	Trustee; Indefinite; Since February 2004. President; Indefinite; Since June 2004.

President of Frank Capital Partners LLC since June 2003; Research Analyst, Manley Asset Management, May 2003 to August 2003; Broker Assistant, Hennion & Walsh, a fixed-income brokerage firm, January 2002 to April 2002.

Brian J. Frank[1] Year of Birth: 1981	Treasurer and Chief Compliance Officer; Indefinite; Since June 2004.

Chief Financial Officer of Frank Capital Partners LLC since June 2003; Intern, Lightyear Capital, a private equity fund, April 2002 to April 2003; Student, New York University, Accounting and Finance major,  August 2000 to May 2004.

1 Alfred C. Frank is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Adviser.  Alfred Frank and Brian Frank are brothers.

FRANK VALUE FUND

ADDITIONAL INFORMATION

JUNE 30, 2007 (UNAUDITED) (CONTINUED)

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (888) 217-5426 to request a copy of the SAI or to make shareholder inquiries.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 are available without charge upon request by (1) calling the Fund at (888) 217-5426 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on September 30 and March 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (888) 217-5426.

APPROVAL OF MANAGEMENT AGREEMENT

The Management Agreement was approved by the Board of Trustees (the “Trustees”), including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Management Agreement (collectively, the “Independent Trustees”), at an in-person meeting held on June 19, 2007.  The Trustees reviewed a memorandum describing the Trustees’ duties when considering the Management Agreement renewal.  As to the nature, extent, and quality of the services provided by the Adviser, the Board considered the Adviser’s investment philosophy.  In addition, the Trustees reviewed the Adviser’s Form ADV Parts I and II which described the operations and policies of the Adviser.  The Trustees reviewed a report prepared by the Adviser for the Trustees with information relevant to their deliberations (the “Report”).  The Report included information regarding, among other things, the personnel of the Adviser and the Adviser’s compliance activities.  The Adviser certified to the Board that it had complied with the Trust’s Code of Ethics.  Based on this information and their discussions with Mr. Alfred Frank, the Trustees concluded that the Adviser has provided high quality advisory services to the Fund, and that the nature and extent of services provided by the Adviser were reasonable and consistent with the Board’s expectations.

As to the Fund’s performance, the Trustees reviewed information in the Report regarding the Fund’s returns since inception and for the year ended March 31, 2007.  The Fund’s performance was compared to a peer group of mutual funds, as well as the S&P 500.  The peer group was assembled by the Adviser and consisted primarily of value funds. The Board noted that the Fund outperformed the S&P 500 in the last fiscal year, and was satisfied with the Fund’s performance.

The Trustees reviewed information in the Report comparing the expense ratio of the Fund to those of the peer group.  Mr. Alfred Frank noted that the Report indicates an expense ratio of 1.50% which is virtually equal to the 1.42% peer group average. The Board agreed that the expense ratio compared favorably to the peer group and the management fee was fair and reasonable considering the assets in the Fund.

The Trust’s Counsel informed the Trustees that the all-in fee structure of the Fund, in which the Adviser receives a flat 1.50% management fee and pays all the Fund’s expenses with the exception of the brokerage commissions, taxes, borrowing costs (such as interest and dividend expenses on securities sold short), and extraordinary expenses.  Counsel further noted that the Fund’s annualized outperformance its benchmark is 60 basis points while its fee is only 8 basis points higher than the industry average.

As to profits realized by the Adviser, the Board reviewed information regarding the Adviser’s income and expense statement for 2006. The Board concluded that, with Messrs. Alfred Frank and Brian Frank’s assurance that they personally guarantee the obligations of the Adviser, the Adviser has adequate resources to fulfill its responsibilities under the Agreement.  The Board noted that it believes the Adviser is doing a great job managing costs for the Fund. They observed that the Adviser is keeping costs low by performing much of the work that would normally be performed by third parties, such as preparation of board minutes and exhibits. The Board noted that the Adviser has not been profitable with respect to the Fund. The Board then discussed additional benefits received by the Adviser from the Fund, and agreed there were none. They concluded that the Adviser was not excessively profitable, and that a discussion of economies of scale was not relevant at this time due to the small size of the Fund.  As a result of their deliberations, the Trustees, including the Independent Trustees, determined that the overall arrangement provided under the terms of the Management Agreement was a reasonable business arrangement, and that the approval of the Agreement was in the best interests of the Trust and the Fund’s shareholders.

Board of Trustees

Alfred C. Frank

Matthew D. L. Deutsch

Jason W. Frey

Jenny Roberts

Investment Adviser

Frank Capital Partners LLC

6 Stacy Court

Parsippany, NJ 07054

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, NA

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Frank Value Fund. This report is not intended for distribution to prospective investors in the fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. This is because the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2006

$ 8,000

FY 2007

$ 9,000

(b)

Audit-Related Fees

Registrant

Adviser

FY 2006

$ 0

$ 0

FY 2007

$ 0

$ 0

 (c)

Tax Fees

Registrant

Adviser

FY 2006

$ 1,000

$ 0

FY 2007

$ 1,000

$ 0

Nature of the fees:

Preparation of tax returns

(d)

All Other Fees

Registrant

Adviser

FY 2006

$ 0

$ 0

FY 2007

$ 0

$ 0

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2006

$ 1,000

$ 0

FY 2007

$ 1,000

$ 0

(h)

Not applicable.  The auditor performed no services for the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of August 26, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herwith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Frank Funds

By /s/Alfred C. Frank, President

     Alfred C. Frank

     President

Date: September 3, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Alfred C. Frank, President

      Alfred C. Frank

      President

Date September 3, 2007

By /s/Brian J. Frank

      Brian J. Frank

      Treasurer

Date September 3, 2007